                                                                Exhibit 10.19

Commercial-in-Confidence


                         PATENT AND TECHNOLOGY AGREEMENT






                      Made and entered into by and between:



                 NET 1 INVESTMENT HOLDINGS (PROPRIETARY) LIMITED


                                       and


                    NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED


                                       and


                               NEDCOR BANK LIMITED

This Patent and Technology Agreement (the "Agreement"), effective as of June 2000 (the "Effective Date"), is entered by and between:

1) Nedcor Bank Limited located at 100 Main Street, Johannesburg 2000, Republic of South Africa;

2) Net 1 Investment Holdings (Proprietary) Limited located at Fourth Floor North Wing, President Place, Cnr. Jan Smuts Avenue, Bolton Road, Rosebank, Johannesburg, Republic of South Africa;

3) Net 1 Applied Technology Holdings Limited located at Fourth Floor North Wing, President Place, Cnr. Jan Smuts Avenue, Bolton Road, Rosebank, Johannesburg, Republic of South Africa.

The parties agree the following terms and conditions shall apply to the licensing of certain patent and technology rights by Net 1.

1.    DEFINITIONS

      1.1. The Clause headings of this Agreement are for reference purposes only and shall not be used in the interpretation thereof.

      1.2.  Unless the context clearly indicates a contrary intention:

            1.2.1. expressions which denote:

                  1.2.1.1. any gender shall include the other genders;

                  1.2.1.2. a natural person shall include an artificial person and vice versa;

                  1.2.1.3. the singular shall include the plural;

            1.2.2. the following expressions shall have the following meanings:

                  1.2.2.1. "CPI" shall mean the 12 (twelve) month consumer price index (all areas, all income groups) published by the Central Statistical Services in the Government Gazette of the Republic of South Africa from time to time;

                  1.2.2.2. "Licensee" shall mean any entity incorporated within the Territory and in whom Nedcor has an equity interest of more than 5%;

                  1.2.2.3. "Nedcor" shall mean Nedcor Bank Limited (Registration
                           No. 51/00009/06) and all of its subsidiaries, affiliates and its holding company;

                  1.2.2.4. "Net 1" shall mean Net 1 investment Holdings
                           (Proprietary) Limited and Net 1 Applied Technology Holdings Limited;

                  1.2.2.5. "Parties" shall mean the parties to this Agreement;

                  1.2.2.6. "Patent" shall mean South African Patent No. 90/7106 together with all patents of addition, if any, granted to Net 1;

                  1.2.2.7. "Smart Card" shall mean the customer card which when utilised in conjunction with any point of sale terminals will allow the customer to access the UEPS;

                  1.2.2.8. "Territory" shall mean the Republic of South Africa
                           (as constituted on 31 May 1961), Namibia, Botswana, Lesotho, Swaziland, Mozambique and Zimbabwe;

                  1.2.2.9. "UEPS" means the Universal Electronic Payment System designed by Net 1, as described and detailed in the complete specification to Net 1's application for the Patent;

2.    PREAMBLE

      2.1. Nedcor and Net 1 entered into an agreement dated 29 July 1997, (the "Original Agreement") whereby Net 1 granted Nedcor a license to use the Patent and whereby Net 1 agreed not to grant any rights under or relating to the Patent to any bank or subsidiary of a bank without Nedcor's prior written consent within the Territory.

      2.2. The Parties have reached agreement as to the terms and conditions upon which Nedcor may can upon Net 1 to grant a non-exclusive licence within the Territory to a Licensee to use the Patent and the UEPS technology.

3.    DURATION

This Agreement shall commence on the Effective Date and shall endure for the life of the Patent and any extensions thereto, unless terminated earlier as provided for hereunder.

4.    GRANT OF RIGHTS

      4.1. This Agreement supplements the Original Agreement which shall remain in full force and effect.

      4.2.  Net 1 shall not:

            4.2.1. grant any license or other rights under the Patent and the
                   UEPS to any bank or any subsidiary of any bank in the Territory unless nominated in writing by Nedcor, nor in any manner whatsoever, whether directly or indirectly and whether by way of any act or omission on its part, permit or enable any licensee under the Patent, including any licensed bank or any licensed subsidiary of any bank, to do so;

            4.2.2. offer or supply to any bank or any subsidiary of any bank or any financial institution in the Territory system(s) that would compete with or replace the UEPS, without the prior written consent of Nedcor.

      4.3. As of the Effective Date, world-wide title and intellectual property rights in all software relating to the operation of the UEPS (including the Megalink System) and any related user manuals and documentation is jointly owned by Nedcor and Net1.

      4.4. Nedcor shall be entitled in writing to request and Net 1 agrees to grant a non-exclusive licence to any Licensee to use the Patent and all technology and know-how relating to the UEPS in the Territory.

      4.5. Net 1 shall within 30 (thirty) days of receipt by it of the request pursuant to Clause 4.4, conclude a written licence Agreement with the Licensee upon the following terms:

            4.5.1. Net 1 shall provide all necessary documentation and know-how to the Licensee in order for the Licensee to be able to use the Patent and the UEPS;

            4.5.2. the Licensee shall pay an annual licence fee to Net 1 in the sum of R100 000 (One hundred thousand rand) plus VAT, which licence fee shall be paid annually in advance following the commencement date of the licence agreement. The licence fee may be increased annually after the expiry of the first year of the licence agreement by agreement, or failing which, by an amount not to exceed the percentage increase of the CPI during the preceding 12 (twelve) months;

            4.5.3. the Licensee shall grant Net 1 the right to quote for the supply of all of the Licensee's Smart Card requirements provided that Net 1 undertakes to use its best efforts to provide the Licensee with competitive prices for such Smart Cards

            4.5.4. If the Licensee elects not to purchase Smart Cards from Net
                   1, and provided that Net 1's prices were no less competitive than other third party suppliers, the Licensee shall pay to Net 1, an amount equivalent to 3.5% (three point five percent) of the purchase cost to it of such Smart Cards from a third party supplier, and which amount shall be paid to Net 1 quarterly in arrears;

            4.5.5. the Licensee shall advise any third party supplier of its said hardware requirements that such third party supplier may be required to procure a licence from Net 1 in respect of the supply of such hardware to the extent that the configuration of such hardware might in itself infringe the Patent.

5.    MAINTENANCE OF THE PATENT

      5.1. Net 1 shall during the life of this Agreement pay all renewal fees and do all such acts and things that may be necessary to maintain and keep registered the Patent and shall produce to Nedcor the receipt for renewing the Patent and in default shall permit Nedcor to pay the same and shall credit the Licensee with the cost of such renewal against the licence fees.

      5.2. Net 1 shall not during the life of this Agreement, save with the prior written consent of Nedcor, abandon the Patent or allow it to lapse, nor will it amend the specification of the Patent without first notifying Nedcor of its intention to do so.

6.    PATENT INFRINGEMENT

      6.1. Upon the occurrence of any infringement or suspected or threatened infringement of the Patent, the Parties shall immediately consult to decide what steps shall be taken to prevent or terminate such infringement

      6.2. Net 1 shall take all steps as may be agreed by the Parties pursuant to Clause 6.1 above including the institution of legal proceedings where necessary.

      6.3. If Net 1 fails to take such steps as may be considered necessary or appropriate by Nedcor, Nedcor shall have the right and is hereby authorised by Net 1, to take those steps independently. In taking such steps Nedcor shall not be acting as the agent or in any way on behalf of Net 1 but Net 1 shall give all reasonable assistance to facilitate any such proceedings by Nedcor. Any costs and expenses incurred by Nedcor shall be borne by Net 1 and credited to the Licensee against any licence fees.

7.    IMPROVEMENTS

      7.1. If Net 1 at any time files an application for any improvement to the Patent, Net 1 shall provide to Nedcor and the Licensee such information and explanations as Nedcor shall reasonably require to be able effectively to utilise such improvements. Net 1 shall grant an irrevocable, non-exclusive, royalty-free license to the Licensee for the use of such improvement throughout the Territory.

8.    WARRANTIES AND INDEMNITIES

      8.1. Net 1 agrees that Nedcor entered into this Agreement in reliance upon Net 1's warranties. Accordingly, Net 1 warrants that:

            8.1.1. it is the sole owner of the Patent and the UEPS technology;

            8.1.2. it holds the Patent free of any security interests or encumbrances;

            8.1.3. it is able to enter into this Agreement and to grant any
                   Patent license to the Licensee;

            8.1.4. there has been no claim that the Patent or any part of UEPS technology infringes the rights of any third party anywhere in the world and that Net 1 is unaware of any pending claims or actions against the Patent or the UEPs technology.

      8.2. Net 1 agrees to indemnify and hold harmless Nedcor and any Licensee from any and all losses, liabilities, damages, claims and all related costs and expenses (including all legal fees and disbursements) relating to a claim that the Patent infringes the intellectual property rights of a third party or that the use of the UEPS technology in any way infringes any third party rights. The indemnity in this Clause 8.2 shall be unlimited and shall cover all losses, costs, damage and expenses of Nedcor and any Licensee howsoever arising and to the fullest extent permitted by law.

      8.3. If the Patent becomes or is likely to become the subject to an infringement claim, Net 1 shall, in addition to indemnifying Nedcor as provided in Clause 8.2 above, promptly at Net 1's expense use its best efforts to secure the right to continue using the Patent or replace or modify the Patent to make it non-infringing, provided that any such replacement or modification will not degrade the performance or quality of the Patent. If Net 1 is unable to make the Patent non-infringing, then Nedcor may terminate this Agreement without liability and without prejudice to any claims against Net 1 which Nedcor or the Licensee may have, and Net 1 shall refund any licence fees paid by the Licensee.

9.    BREACH

Should either party commit a breach of any of the warranties and terms of this Agreement, all of which are material and go to the root of this Agreement, and fail to remedy such breach within a period of thirty (30) days of the date of a written notice from the aggrieved party calling upon the defaulting party to remedy such breach, then the aggrieved party shall have the right in addition to such other rights as are available to it in law or in terms of this Agreement to terminate this Agreement and claim damages, and in the case of Nedcor to terminate any other agreement it has with Net 1.

10.   CONFIDENTIALITY

No Party shall any time divulge or disclose to any third party any information concerning the affairs of the other Parties or the existence of this Agreement without the prior written consent of the other Parties.

11.   WHOLE AGREEMENT

This Agreement constitutes the sole and exclusive record of the Agreement between the Parties relating to the subject matters thereof, and no variation, modification, consensual cancellation, novation or waiver of any provisions thereof, or any consent to any departure therefrom by any party, shall be of any force and effect or create any ESTOPPEL unless the same shall be confirmed in writing, signed by or on behalf of that Party and any other Party affected thereby and in any event the same shall be effective only in the specific instance and for the specific purpose and to the extent for which made or given.

12.   SURVIVAL

The provisions of Clauses 8 and 10 shall survive termination of this Agreement.

13.   DOMICILIA

For all purposes under this Agreement or any amendment thereof, or with regard to any matter arising thereout or in connection therewith, the Parties hereby choose their DOMICILIA CITANDI ET EXECUTANDI at their respective addresses specified below provided that the Parties shall be entitled to nominate a substitute address in the Republic of South Africa, as their DOMICILIUM CITANDI ET EXECUTANDI, by written notice to that effect given to the other Party in accordance with Clause 14 and with effect from 7 (seven) days after receipt of such notice;

      13.1. Net 1 at 4th Floor, West Wing, President Place, Jan Smuts Avenue, Rosebank, Johannesburg;

      13.2. Nedcor at 105 West Street, Sandton.

14.   NOTICES

Any notice required to be given or permitted to be given by any Party to the other in terms of this Agreement shall be in writing addressed in the name of the latter and shall be delivered to the addressee at the addressee's DOMICILIUM CITANDI ET EXECUTANDI for the time being in terms of Clause 13 SUPRA. Alternatively, such notice may be sent by telefacsimile to the addressee at its undermentioned telefacsimile number, and such notice shall be deemed to have been duly delivered on the first business day following the date of sending thereof:

      Nedcor         -        (011) 881-4811

      Net 1          -        (011) 880-7080

15.   LAW TO APPLY

This Agreement shall in all respects be governed by and construed in accordance with the laws of the Republic of South Africa, and all disputes, actions and other matters in connection therewith shall be determined in accordance with such law.

16.   INDULGENCE

No relaxation or indulgence granted by either Party to the other shall be deemed to be a waiver of that Party's rights in terms hereof, nor shall any such relaxation or indulgence be deemed to be a novation or waiver of any of the terms and conditions of this Agreement.

17.   ARBITRATION

      17.1. Unless otherwise provided for in this Agreement to the contrary, any dispute which arises in regard to:

            17.1.1. the interpretation of; or

            17.1.2. the carrying into effect of; or

            17.1.3. any of the Party's rights and obligations arising from; or

            17.1.4. the rectification or proposed rectification of this
                    Agreement

                    may, at the instance of either Party hereto, be referred for determination by an expert, and in relation to that referral the provisions of this Clause 14 shall apply.

      17.2. The expert shall:

            17.2.1. if the matter in issue is an accounting matter, be an independent auditor agreed upon between the Parties or failing agreement, appointed by the President for the time being of the Transvaal Society of Chartered Accountants;

            17.2.2. if the matter is a legal matter, only, be a Counsel of at least 10 (ten) years' standing as such practising as such at the Johannesburg Bar, agreed upon between the Parties to the dispute or failing agreement, appointed by the Chairman for the time being of the Johannesburg Bar Council;

            17.2.3. if the matter in dispute is any other matter, be an independent person agreed upon between the Parties to the dispute or failing agreement, appointed by the President for the time being of the Law Society of the Transvaal;

      17.3. The expert appointed or nominated as aforesaid shall in all respects act as an expert and not as an arbitrator, and if the Parties are unable to agree on the nature of the matter in dispute, it shall be deemed to be of a legal nature and subject to Clause 17.2.2 SUPRA.

      17.4. The expert shall determine the manner in which the proceedings are conducted and the procedure to be adopted and he shall be entitled to require the Parties to the proceedings to make available to each other and to the expert all information, documentation and records that are necessary for the determination of the dispute submitted to him.

      17.5. Any hearing by the expert shall be held in Johannesburg or such other place as the Parties may agree in writing.

      17.6. The Parties shall use their best endeavours to procure that the decision of the expert shall be given within 21 (twenty-one) days or so soon thereafter as possible after it has been demanded.

      17.7. The decision of the expert shall be final and binding on all parties affected thereby and shall be carried into effect and may be made an order of any competent Court at the instance of any of the Parties.

      17.8. This clause constitutes an irrevocable consent by the Parties to any proceedings in terms hereof and neither of the Parties shall be entitled to withdraw therefrom or claim at any such proceedings that it is not bound by the provisions of this clause.

      17.9. The expert shall determine the liability for his costs which shall be paid in accordance with his determination.

      17.10.Notwithstanding the provisions of Clause 14.8 SUPRA either party may choose to launch proceedings by way of Court action or application, save in regard to any matter already referred by either Party in terms of this paragraph 11.

18.   SEVERABILITY

Should any of the terms and conditions of this Agreement be held to be invalid, unlawful or unenforceable, such terms and conditions shall be severable from the remaining terms and conditions which will continue to be valid and enforceable. If any term or condition held to be invalid is capable of amendment to render it valid, the Parties agree to negotiate in good faith an amendment to remove such invalidity.

Commercial-In-Confidence
DATED AT JOHANNESBURG ON THIS THE ...... DAY OF JUNE 2000.



AS WITNESSES:

1

                                            ------------------------------------

                                                           For and on behalf of:

                                 NET 1 INVESTMENT HOLDINGS (PROPRIETARY) LIMITED

2



AS WITNESSES:

1

                                            ------------------------------------

                                                           For and on behalf of:

                                       NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED

2



AS WITNESSES:

1

                                            ------------------------------------

                                                           For and on behalf of:

                                                             NEDCOR BANK LIMITED

Commercial-In-Confidence





                        PATENT AND TECHNOLOGY AGREEMENT






                      Made and entered into by and between:



                          NET 1 HOLDINGS S.A.R.L (1929)


                                       and


                    NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED


                                       and


                               NEDCOR BANK LIMITED

This Patent and Technology Agreement (the "Agreement"), effective as of June 2000 (the "Effective Date"), is entered by and between:

1) Nedcor Bank Limited located at 100 Main Street, Johannesburg 2000, Republic of South Africa;

2)    NET 1 Holdings S.a.r.l (1929) located at 6, rue Jean Monnet, L-2180
      Luxembourg;

3) Net 1 Applied Technology Holdings Limited located at Fourth Floor North Wing, President Place, Cnr. Jan Smuts Avenue, Bolton Road, Rosebank, Johannesburg, Republic of South Africa,

The parties agree the following terms and conditions shall apply to the licensing of certain patents and technology rights by Net 1.

1.    DEFINITIONS

      1.1. The Clause headings of this Agreement are for reference purposes only and shall not be used in the interpretation thereof.

      1.2.  Unless the context clearly indicates a contrary intention:

            1.2.1.  expressions which denote

                  1.2.1.1. any gender shall include the other genders;

                  1.2.1.2. a natural person shall include an artificial person and vice versa;

                  1.2.1.3. the singular shall include the plural;

            1.2.2.  the following expressions shall have the following meanings;

                  1.2.2.1. "Licensee" shall mean any entity in whom Nedcor has an equity interest of more than 5%;

                  1.2.2.2. "Nedcor" shall mean Nedcor Bank Limited (Registration
                           No. 51/00009/06) and all of its subsidiaries, affiliates and its holding company;

                  1.2.2.3. "Net 1" shall mean Net 1 shall mean Net 1 S.a.r.l
                           (1929) a company incorporated in accordance with the laws of Luxembourg and having its registered office at 6, rue Jean Monnet, L-2180 Luxembourg, herein represented by Brenda Stewart in her capacity as a Director of the Company, she being duly authorised hereto, and Net 1 Applied Technology Holdings Limited;

                  1.2.2.4. "Parties" shall mean the parties to this Agreement;

                  1.2.2.5. "Patents" shall mean United States No. 5, 175, 416 and European Patents No. 0-421808 together with all patents of addition, if any, granted to Net 1;

                  1.2.2.6. "Smart Card" shall mean the customer card which when utilised in conjunction with any point of sale terminals will allow the customer to access the UEPS;

                  1.2.2.7. "Territory" shall mean any country of the world,
                           except the Republic of South Africa (as constituted on 31 May 1961), Namibia, Botswana, Lesotho, Swaziland, Mozambique and Zimbabwe;

                  1.2.2.8. "UEPS" means the Universal Electronic Payment System designed by Net 1, as described and detailed in the complete specification to Net 1's application for the Patents;

2.    PREAMBLE

      2.1. Nedcor and Net 1 entered into an agreement dated 29 July 1997, (the "Original Agreement") whereby Net 1 granted Nedcor a license to use the Patents within the Republic of South Africa (as constituted on 31 May 1961), Namibia, Botswana, Lesotho, Swaziland, Mozambique and Zimbabwe and whereby Net 1 agreed not to grant any rights under or relating to the Patents to any bank or subsidiary of a bank without Nedcor's prior written consent.

      2.2. The Parties have reached agreement as to the terms and conditions upon which Nedcor may call upon Net 1 to grant a non-exclusive licence within the Territory to a Licensee to use the Patents and the UEPS technology.

3.    DURATION

This Agreement shall commence on the Effective Date and shall endure for the life of the Patents and any extensions thereto, unless terminated earlier as provided for hereunder.

4.    GRANT OF RIGHTS

      4.1. This Agreement supplements the Original Agreement which shall remain in full force and effect.

      4.2. As of the Effective Date, world-wide title and intellectual property rights in all software relating to the operation of the UEPS (including the Megalink System) and any related user manuals and documentation is jointly owned by Nedcor and Net 1.

      4.3. Nedcor shall be entitled in writing to request and Net 1 agrees to grant a non-exclusive licence to any Licensee to use the Patents and all technology and know-how relating to the UEPS in the Territory.

      4.4. Net 1 shall within 30 (thirty) days of receipt by it of the request pursuant to Clause 4.3, conclude a written licence Agreement with the Licensee upon the following terms:

            4.4.1. Net 1 shall provide all necessary documentation and know-how to the Licensee in order for the Licensee to be able to use the Patents and the UEPS;

            4.4.2. the Licensee shall pay an annual licence fee to NET 1 in the slum of US$ 100,000 (One hundred thousand United States dollars) per country, which licence fee shall be paid annually in advance following the commencement date of the licence agreement. The licence fee may be increased annually after the expiry of the first year of the licence agreement by agreement, or failing which, by an amount not to exceed the percentage increase of the US Consumer Price index during the preceding 12 (twelve) months;

            4.4.3. the Licensee shall grant Net 1 the right to quote for the supply of all of the Licensee's Smart Card requirements provided that Net 1 undertakes to use its best efforts to provide the Licensee with competitive prices for such Smart Cards

            4.4.4. If the Licensee elects not to purchase Smart Cards from Net
                   1, and provided that Net l's prices were no less competitive than other third party suppliers, the Licensee shall pay to Net 1, an amount equivalent to 3.5% (three point five percent) of the purchase cost to it of such Smart Cards from a third party supplier, and which amount shall be paid to Net 1 quarterly in arrears;

            4.4.5. Nedcor agrees that neither it nor any Licensee will use the trade marks or brand names Master Card, Europay, Amex, Discover, Diners, Carte Blanche or JCB in connection with the Patents or the UEPS.

            4.4.6. the Licensee shall advise any third party supplier of its said hardware requirements that such third party supplier may be required to procure a licence from Net 1 in respect of the supply of such hardware to the extent that the configuration of such hardware might in itself infringe the Patent.

5.    MAINTENANCE OF THE PATENTS

      5.1. Net 1 shall during the life of this Agreement pay all renewal fees and do all such acts and things that may be necessary to maintain and keep registered the Patents and shall produce to Nedcor the receipt for renewing the Patents and in default shall permit Nedcor to pay the same and shall credit the Licensee with the cost of such renewal against the licence fees.

      5.2. Net 1 shall not during the life of this Agreement, save with the prior written consent of Nedcor, abandon the Patents or allow it to lapse, nor will it amend the specification of the Patents without first notifying Nedcor of its intention to do so.

6.    PATENTS INFRINGEMENT

      6.1. Upon the occurrence of any infringement or suspected or threatened infringement of the Patents, the Parties shall immediately consult to decide what steps shall be taken to prevent or terminate such infringement.

      6.2. Net 1 shall take all steps as may be agreed by the Parties pursuant to Clause 6.1 above including the institution of legal proceedings where necessary.

      6.3. If Net 1 fails to take such steps as may be considered necessary or appropriate by Nedcor, Nedcor shall have the right and is hereby authorised by Net 1 to take those steps independently. In taking such steps Nedcor shall not be acting as the agent or in any way on behalf of Net 1 but Net 1 shall give all reasonable assistance to facilitate any such proceedings by Nedcor. Any costs and expenses incurred by Nedcor shall be borne by Net 1 and credited to the Licensee against any licence fees.

7.    IMPROVEMENTS

      7.1. If Net 1 at any time files an application for any improvement to the Patents, Net 1 shall provide to Nedcor and the Licensee such information and explanations as Nedcor shall reasonably require to be able effectively to utilise such improvements. Net 1 shall grant an irrevocable, non-exclusive, royalty-free license to the Licensee for the use of such improvement throughout the Territory.

8.    WARRANTIES AND INDEMNITIES

      8.1. Net 1 agrees that Nedcor entered into this Agreement in reliance upon Net 1's warranties. Accordingly, Net 1 warrants that:

            8.1.1. it is the sole owner of the Patents and the UEPS technology;

            8.1.2. It holds the Patents free of any security interests or encumbrances;

            8.1.3. It is able to enter into this Agreement and to grant any
                   Patents license to the Licensee;

            8.1.4. there has been no claim that the Patents or any part of UEPS technology infringe the rights of any third party anywhere in the world and that Net 1 is unaware of any pending claims or actions against the Patents or the UEPS technology.

      8.2. Net 1 agrees to indemnify and hold harmless Nedcor and any Licensee from any and all losses, liabilities, damages, claims and all related costs and expenses

            (including all legal fees and disbursements) relating to a claim that the Patents infringes the intellectual property rights of a third party or that the use of the UEPS technology in any way infringes any third party rights. The indemnity in this Clause 8.2 shall be unlimited and shall cover all losses, costs, damage and expenses of Nedcor and any Licensee howsoever arising and to the fullest extent permitted by law.

      8.3. If the Patents become or is likely to become the subject to an infringement claim, Net 1 shall, in addition to indemnifying Nedcor as provided in Clause 8.2 above, promptly at Net 1's expense use its best efforts to secure the right to continue using the Patents or replace or modify the Patents to make it non-infringing, provided that any such replacement or modification will not degrade the performance or quality of the Patents. If Net 1 is unable to make the Patents non-infringing, then Nedcor may terminate this Agreement without liability and without prejudice to any claims against Net 1 which Nedcor or the Licensee may have, and Net 1 shall refund any licence fees paid by the Licensee.

9.    BREACH

Should either party commit a breach of any of the warranties and terms of this Agreement, all of which are material and go to the root of this Agreement, and fail to remedy such breach within a period of thirty (30) days of the date of a written notice from the aggrieved party calling upon the defaulting party to remedy such breach, then the aggrieved party shall have the right in addition to such other rights as are available to it in law or in terms of this Agreement to terminate this Agreement and claim damages, and in the case of Nedcor to terminate any other agreement it has with Net 1.

10.   CONFIDENTIALITY

No Party shall any time divulge or disclose to any third party any information concerning the affairs of the other Parties or the existence of this Agreement without the prior written consent of the other Parties.

11.   WHOLE AGREEMENT

This Agreement constitutes the sole and exclusive record of the Agreement between the Parties relating to the subject matters thereof, and no variation, modification, consensual cancellation, novation or waiver of any provisions thereof, or any consent to any departure therefrom by any party, shall be of any force and effect or create any ESTOPPEL unless the same shall be confirmed in writing, signed by or on behalf of that Party and any other Party affected thereby and in any event the same shall be effective only in the specific instance and for the specific purpose and to the extent for which made or given.

12.   SURVIVAL

The provisions of Clauses 8 and 10 shall survive termination of this Agreement.

13.   DOMICILIA

For all purposes under this Agreement or any amendment thereof, or with regard to any matter arising thereout or in connection therewith, the Parties hereby choose their DOMICILIA CITANDI ET EXECUTANDI at their respective addresses specified below provided that the Parties shall be entitled to nominate a substitute address in the Republic of South Africa, as their DOMICILIUM CITANDI ET EXECUTANDI, by written notice to that effect given to the other Party in accordance with Clause 14 and with effect from 7 (seven) days after receipt of such notice:

      13.1. Net 1 at 6, rue lean Monnet, L-2180 Luxembourg;

      13.2. Nedcor at 105 West Street, Sandton.

14.   NOTICES

Any notice required to be given or permitted to be given by any Party to the other in terms of this Agreement shall be in writing addressed in the name of the latter and shall be delivered to the addressee at the addressee's DOMICILIUM CITANDI ET EXECUTANDI for the time being in terms of Clause 13 SUPRA. Alternatively, such notice may be sent by telefacsimile to the addressee at its undermentioned telefacsimile number, and such notice shall be deemed to have been duly delivered on the first business day following the date of sending thereof:

      Nedcor        -       (011) 881-4811

      Net 1         -       (011) 880-7080

15.   LAW TO APPLY

This Agreement shall in all respects be governed by and construed in accordance with the laws of the Republic of South Africa, and all disputes, actions and other matters in connection therewith shall be determined in accordance with such law.

16.   INDULGENCE

No relaxation or indulgence granted by either Party to the other shall be deemed to be a waiver of that Party's rights in terms hereof, nor shall any such relaxation or indulgence be deemed to be a novation or waiver or any of the terms and conditions of this Agreement.

17.   ARBITRATION

      17.1. Unless otherwise provided for in this Agreement to the contrary, any dispute which arises in regard to:

            17.1.1. the interpretation of; or

            17.1.2. the carrying into effect of; or

            17.1.3. any of the Party's rights and obligations arising from; or

            17.1.4. the rectification or proposed rectification of this
                    Agreement

                    may, at the instance of either Party hereto, be referred for determination by an expert, and in relation to that referral the provisions of this Clause 14 shall apply.

      17.2.  The expert shall:

            17.2.1. if the matter in issue is an accounting matter, be an independent auditor agreed upon between the Parties or failing agreement, appointed by the President for the time being of the Transvaal Society of Chartered Accountants;

            17.2.2. if the matter is a legal matter, only, be a Counsel of at least 10 (ten) years' standing as such practising as such at the Johannesburg Bar, agreed upon between the Parties to the dispute or failing agreement, appointed by the Chairman for the time being of the Johannesburg Bar Council;

            17.2.3. if the matter in dispute is any other matter, be an independent person agreed upon between the Parties to the dispute or failing agreement, appointed by the President for the time being of the Law Society of the Transvaal;

      17.3. The expert appointed or nominated as aforesaid shall in all respects act as an expert and not as an arbitrator, and if the Parties are unable to agree on the nature of the matter in dispute, it shall be deemed to be of a legal nature and subject to Clause
             17.2.2 SUPRA.

      17.4. The expert shall determine the manner in which the proceedings are conducted and the procedure to be adopted and he shall be entitled to require the Parties to the proceedings to make available to each other and to the expert all information, documentation and records that are necessary for the determination of the dispute submitted to him.

      17.5. Any hearing by the expert shall be held in Johannesburg or such other place as the Parties may agree in writing.

      17.6. The Parties shall use their best endeavours to procure that the decision of the expert shall be given within 21 (twenty-one) days or so soon thereafter as possible after it has been demanded.

      17.7. The decision of the expert shall be final and binding on all parties affected thereby and shall be carried into effect and may be made an order of any competent Court at the instance of any of the Parties.

      17.8. This clause constitutes an irrevocable consent by the Parties to any proceedings in terms hereof and neither of the Parties shall be entitled to withdraw therefrom or claim at any such proceedings that it is not bound by the provisions of this clause,

      17.9. The expert shall determine the liability for his costs which shall be paid in accordance with his determination.

      17.10. Notwithstanding the provisions of Clause 14.8 SUPRA either party may choose to launch proceedings by way of Court action or application, save in regard to any matter already referred by either Party in terms of this paragraph 11.

18.   SEVERABILITY

Should any of the terms and conditions of this, Agreement be held to be invalid, unlawful or unenforceable, such terms and conditions shall be severable from the remaining terms and conditions which will continue to be valid and enforceable. If any term or condition held to be invalid is capable of amendment to render it valid, the Parties agree to negotiate in good faith an amendment to remove such invalidity.

Commercial-In-Confidence


DATED AT JOHANNESBURG ON THIS THE ...... DAY OF JUNE 2000.



AS WITNESSES:

1

                                            ------------------------------------

                                                           For and on behalf of:

                                                   NET 1 HOLDINGS S.A.R.L (1929)

2



AS WITNESSES:

1

                                            ------------------------------------

                                                           For and on behalf of:

                                       NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED

2



AS WITNESSES:

1

                                            ------------------------------------

                                                           For and on behalf of:

                                                             NEDCOR BANK LIMITED

13th November 2003


TO WHOM IT MAY CONCERN,


RE: COPYWRITE


I, Claude Guerard, hereby confirm that I was Managing Director of Net 1 Products
(Pty) Ltd (registration no: 89/05779/07), a fully owned subsidiary of Gemplus SA (France), from April 1996 to May 1999 and that there was an assignment of all copywrite possessed by Net 1 Products (Pty) Ltd. to Net 1 Investment Holdings
(Pty) Ltd. for R1 with effect from 8th February 1996.


Yours faithfully,






Claude Guerard
MANAGING DIRECTOR.